NAVIGATOR EQUITY HEDGED FUND

Class A	Ticker: NAVAX
Class C	Ticker: NAVCX
Class I	Ticker: NAVIX

(a series of Northern Lights Fund Trust)

Supplement dated February 21, 2018 to the Prospectus dated January 29, 2018

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Please be advised that the sections entitled “Global Asset Allocation Process” on page 11 and page 20 of the Fund’s prospectus are hereby restated as follows:

Global Asset Allocation Process

The adviser determines global equity sector allocations using its proprietary quantitative relative strength research process. The adviser's research process seeks an optimal asset allocation targeting equity ETF exposure in three areas. The adviser has defined minimum and maximum allocation parameters in each area to seek to prevent the process from steering portfolio construction into an over-concentrated position. The three areas are:

  U.S. equity markets by issuer capitalization and investment style (10%-80%),
  U.S. equity markets by industry sectors and sub-sectors (5%-80%), and foreign equity markets by region and country (10%-80%).

The adviser's proprietary research process is applied to rank investments within each of the three targeted market segments. The issuer capitalization and investment style segment groups issuers by their relative market capitalization (e.g. small, mid or large) and by their investment style (e.g. growth or value). Generally, growth refers to issuers with above-average profit or revenue growth, while value refers to issuers with above-average valuation as measured by price to earnings ratio. The sector and sub-sector segment ranks investments in various subsets of the market that share similar characteristics. Securities in the top two relative strength quartiles are investment candidates subject to further research.

A representative ETF is selected for inclusion in the portfolio after it is reviewed for sufficient trading liquidity and its fit within overall portfolio diversification needs. By selecting ETFs using this process, the adviser expects that the Fund will typically hold between 10 and 40 positions. The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated January 29, 2018, and Statement of Additional Information (“SAI”), dated January 29, 2018. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.